March 9, 2004

Mr. Thomas Beahn
eMeritus Communications Inc.
1600 Viceroy Drive
Dallas, TX  75235

                                LETTER AGREEMENT

Dear Tom:

By letter dated November 18th, 2003, Call Compliance, Inc. (CCI) invoked its termination rights under Paragraph 7 of the September 17th, 1998 TeleBlock(R) provisioning agreement (the "Agreement") between it and eMeritus Communications, Inc. (eMeritus). This Agreement is, accordingly, set to expire as of March 13th, 2004.

In consideration of the good faith negotiations currently under way between CCI and eMeritus and the mutual promises made by CCI and eMeritus to continue to work in good faith to enter into a new TeleBlock(R) provisioning agreement, CCI and eMeritus hereby agree:

1. that upon execution of this Letter Agreement by both parties prior to March 13th, 2004, CCI's November 18th, 2003 termination notice is hereby rescinded;

2. that the March 13th, 2004 termination date of the Agreement shall be extended by sixty (60) days to May 12th, 2004.

3. that as of March 1, 2004, the compensation schedule for payments by eMeritus to CCI for all "existing" eMeritus TeleBlock(R) users (defined as those customers that have made use of the eMeritus TeleBlock(R) platform within the twelve (12) month period prior to March 1, 2004) shall be as follows:

4. that the term "dip" as used in the above compensation schedule and throughout this letter agreement refers to all call attempts made by eMeritus customers with the TeleBlock(R) feature, regardless of whether such calls are completed or not completed, blocked or not blocked.

5. that as of March 1, 2004, the compensation schedule for all "new" eMeritus TeleBlock(R) users ("new" user defined as those eMeritus customers that have not made use of the eMeritus TeleBlock(R) platform within the twelve
      (12) month period prior to March 1, 2004) shall be billed at the per dip rate.

6. that the sixty (60) day extension agreed to herein with regard to the Agreement shall automatically expire upon the end of this 60 day extension period, and neither party shall be required to provide any notice, advance or otherwise, with regard to this termination.

7. that all terms and conditions in the original Agreement other than compensation and termination as reflected herein, shall remain in force during this sixty (60) day extension.

By signing below, the parties agree to this Letter Agreement's terms effective on the date of the last signature below. This Agreement may be executed in counterparts and a facsimile copy bearing the signature of a party shall be the same for all purposes as an original.

ACCEPTED AND AGREED TO:

Call Compliance, Inc.                    eMeritus Communications


BY: _____________________________        BY: ______________________________
    Dean Garfinkel        Date               Thomas Beahn           Date

April 23, 2004

Mr. Richard Vestal
eMeritus Communications Inc.
1600 Viceroy Drive
Dallas, TX  75235

                 LETTER AGREEMENT: EXTENSION OF TERMINATION DATE

Dear Richard:

By letter dated March 9th, 2004, Call Compliance, Inc. (CCI) and eMeritus Communications (eMeritus) extended the termination date of their September 17th, 1998 TeleBlock(R) provisioning agreement (the "Provisioning Agreement.") By the terms of the March 9th, 2004 Letter Agreement, the termination date of the Provisioning Agreement was extended from March 13th, 2004 to May 12th, 2004.

In consideration of the continued good faith negotiations under way between CCI and eMeritus and the mutual promises made by CCI and eMeritus to continue to work in good faith to enter into a new TeleBlock(R) provisioning agreement, CCI and eMeritus hereby agree:

1. that the current May 12th, 2004 termination date of the Provisioning Agreement shall be extended to May 31st, 2004;

2. that the compensation schedule outlined in the March 9th, 2004 Letter Agreement shall remain in full force and effect until May 31st, 2004;

3. that the extension agreed to herein with regard to the Provisioning Agreement shall automatically expire on May 31st, 2004, and that neither party shall be required to provide any notice, advance or otherwise, with regard to this termination;

4. that all the terms and conditions in the original Provisioning Agreement, other than those modified herein, shall remain in full force and effect until May 31st, 2004.

By signing below, the parties agree to this Letter Agreement's terms effective April 24th, 2004. This Agreement may be executed in counterparts and a facsimile copy bearing the signature of a party shall be the same for all purposes as an original.

ACCEPTED AND AGREED TO:

Call Compliance, Inc.                    eMeritus Communications


BY: _____________________________        BY:  ______________________________
    Barry M. Brookstein                       Richard Vestal

August 11, 2004

Mr. Ken Freels
eMeritus Communications Inc.
1600 Viceroy Drive
Dallas, TX  75235

                 LETTER AGREEMENT: EXTENSION OF TERMINATION DATE

Dear Ken:

By letter dated March 9th, 2004, Call Compliance, Inc. (CCI) and eMeritus Communications (eMeritus) extended the termination date of their September 17th, 1998 TeleBlock(R) provisioning agreement (the "Provisioning Agreement.") By the terms of the March 9th, 2004 Letter Agreement, the termination date of the Provisioning Agreement was extended from March 13th, 2004 to May 12th, 2004. Subsequent Letter Agreements dated April 23rd, 2004, May 13th, 2004, and June 30th, 2004, extended this termination date to August 29th, 2004.

In consideration of the continued good faith negotiations under way between CCI and eMeritus and the mutual promises made by CCI and eMeritus to continue to work in good faith to enter into a new TeleBlock(R) provisioning agreement, CCI and eMeritus hereby agree:

5. that the current August 29th, 2004 termination date of the Provisioning Agreement shall be extended to October 28th, 2004;

6. that the compensation schedule outlined in the March 9th, 2004 Letter Agreement shall remain in full force and effect until October 28th, 2004;

7. that the extension agreed to herein with regard to the Provisioning Agreement shall automatically expire on October 28th, 2004, and that neither party shall be required to provide any notice, advance or otherwise, with regard to this termination;

8. that all the terms and conditions in the original Provisioning Agreement, other than those modified herein, shall remain in full force and effect until October 28th, 2004.

By signing below, the parties agree to this Letter Agreement's terms effective August 11th, 2004. This Agreement may be executed in counterparts and a facsimile copy bearing the signature of a party shall be the same for all purposes as an original.

ACCEPTED AND AGREED TO:

Call Compliance, Inc.                    eMeritus Communications


BY: _____________________________        BY: ______________________________
    Dean Garfinkel                           Ken Freels

October 16, 2004

Mr. Ken Freels
eMeritus Communications Inc.
1600 Viceroy Drive
Dallas, TX  75235

                 LETTER AGREEMENT: EXTENSION OF TERMINATION DATE

Dear Ken:

By letter dated March 9th, 2004, Call Compliance, Inc. (CCI) and eMeritus Communications (eMeritus) extended the termination date of their September 17th, 1998 TeleBlock(R) provisioning agreement (the "Provisioning Agreement.") By the terms of the March 9th, 2004 Letter Agreement, the termination date of the Provisioning Agreement was extended from March 13th, 2004 to May 12th, 2004. Subsequent Letter Agreements dated April 23rd, 2004, May 13th, 2004, June 30th, 2004, and August 11th, 2004, extended this termination date to October 28th, 2004.

In consideration of the continued good faith negotiations under way between CCI and eMeritus and the mutual promises made by CCI and eMeritus to continue to work in good faith to enter into a new TeleBlock(R) provisioning agreement, CCI and eMeritus hereby agree:

9. that the current October 28th, 2004 termination date of the Provisioning Agreement shall be extended to January 26th, 2005;

10. that the compensation schedule outlined in the March 9th, 2004 Letter Agreement shall remain in full force and effect until January 26th, 2005;

11. that the extension agreed to herein with regard to the Provisioning Agreement shall automatically expire on January 26th, 2005, and that neither party shall be required to provide any notice, advance or otherwise, with regard to this termination;

12. that all the terms and conditions in the original Provisioning Agreement, other than those modified herein, shall remain in full force and effect until January 26th, 2005.

By signing below, the parties agree to this Letter Agreement's terms effective October 16th, 2004. This Agreement may be executed in counterparts and a facsimile copy bearing the signature of a party shall be the same for all purposes as an original.

ACCEPTED AND AGREED TO:

Call Compliance, Inc.                    eMeritus Communications


BY: _____________________________        BY: ______________________________
    Dean Garfinkel                           Ken Freels

March 27, 2005

Mr. Michael J. Colvin
eMeritus Communications Inc.
2440 Marsh Lane
Carrollton, TX 75006

                 LETTER AGREEMENT: EXTENSION OF TERMINATION DATE

Dear Mike:

By letter dated March 9th, 2004, Call Compliance, Inc. (CCI) and eMeritus Communications (eMeritus) extended the termination date of their September 17th, 1998 TeleBlock(R) provisioning agreement (the "Provisioning Agreement.") By the terms of the March 9th, 2004 Letter Agreement, the termination date of the Provisioning Agreement was extended from March 13th, 2004 to May 12th, 2004. Subsequent Letter Agreements extended this termination date to March 27th, 2005.

In consideration of the continued good faith negotiations under way between CCI and eMeritus and the mutual promises made by CCI and eMeritus to continue to work in good faith to enter into a new TeleBlock(R) provisioning agreement, and subject to Addendum A attached hereto, CCI and eMeritus hereby agree:

13. that the current March 27th, 2005 termination date of the Provisioning Agreement shall be extended to May 26th, 2005;

14. that the compensation schedule outlined in the March 9th, 2004 Letter Agreement shall remain in full force and effect until May 26th, 2005;

15. that the extension agreed to herein with regard to the Provisioning Agreement shall automatically expire on May 26th, 2005, and that neither party shall be required to provide any notice, advance or otherwise, with regard to this termination;
16. that all the terms and conditions in the original Provisioning Agreement, other than those modified herein, shall remain in full force and effect until May 26th, 2005.

By signing below, the parties agree to this Letter Agreement's terms effective March 27th, 2005. This Agreement may be executed in counterparts and a facsimile copy bearing the signature of a party shall be the same for all purposes as an original.

ACCEPTED AND AGREED TO:

Call Compliance, Inc.               eMeritus Communications/Vartec TeleCom, Inc.


BY: ________________________        BY: ______________________________
    Dean Garfinkel                      Michael Colvin

May 26th, 2005

Mr. Michael J. Colvin
eMeritus Communications Inc.
2440 Marsh Lane
Carrollton, TX 75006

                 LETTER AGREEMENT: EXTENSION OF TERMINATION DATE

Dear Mike:

By letter dated March 9th, 2004, Call Compliance, Inc. (CCI) and eMeritus Communications (eMeritus) extended the termination date of their September 17th, 1998 TeleBlock(R) provisioning agreement (the "Provisioning Agreement.") By the terms of the March 9th, 2004 Letter Agreement, the termination date of the Provisioning Agreement was extended from March 13th, 2004 to May 12th, 2004. Subsequent Letter Agreements extended this termination date to May 26th, 2005.

In consideration of the continued good faith negotiations under way between CCI and eMeritus and the mutual promises made by CCI and eMeritus to continue to work in good faith to enter into a new TeleBlock(R) provisioning agreement, and subject to the Addendum A attached to the Extension Agreement dated March 27th, 2005, CCI and eMeritus hereby agree:

17. that the current May 26th, 2005 termination date of the Provisioning Agreement shall be extended to July 25th, 2005;

18. that the compensation schedule outlined in the March 9th, 2004 Letter Agreement shall remain in full force and effect until July 25th, 2005;

19. that the extension agreed to herein with regard to the Provisioning Agreement shall automatically expire on July 25th, 2005, and that neither party shall be required to provide any notice, advance or otherwise, with regard to this termination;

20. that all the terms and conditions in the original Provisioning Agreement, other than those modified herein, shall remain in full force and effect until July 25th, 2005.

By signing below, the parties agree to this Letter Agreement's terms effective May 26th, 2005. This Agreement may be executed in counterparts and a facsimile copy bearing the signature of a party shall be the same for all purposes as an original.

ACCEPTED AND AGREED TO:

Call Compliance, Inc.               eMeritus Communications/Vartec TeleCom, Inc.


BY: _________________________       BY: ______________________________
    Dean Garfinkel                      Michael Colvin

July 25th, 2005

Mr. Michael J. Colvin
eMeritus Communications Inc.
2440 Marsh Lane
Carrollton, TX 75006

                 LETTER AGREEMENT: EXTENSION OF TERMINATION DATE

Dear Mike:

By letter dated March 9th, 2004, Call Compliance, Inc. (CCI) and eMeritus Communications (eMeritus) extended the termination date of their September 17th, 1998 TeleBlock(R) provisioning agreement (the "Provisioning Agreement.") By the terms of the March 9th, 2004 Letter Agreement, the termination date of the Provisioning Agreement was extended from March 13th, 2004 to May 12th, 2004. Subsequent Letter Agreements extended this termination date to July 25th, 2005.

In consideration of the continued good faith negotiations under way between CCI and eMeritus and the mutual promises made by CCI and eMeritus to continue to work in good faith to enter into a new TeleBlock(R) provisioning agreement, and subject to the Addendum A attached to the Extension Agreement dated March 27th, 2005, CCI and eMeritus hereby agree:

21. that the current July 25th, 2005 termination date of the Provisioning Agreement shall be extended to October 23rd, 2005;

22. that the compensation schedule outlined in the March 9th, 2004 Letter Agreement shall remain in full force and effect until October 23rd, 2005;

23. that the extension agreed to herein with regard to the Provisioning Agreement shall automatically expire on October 23rd, 2005, and that neither party shall be required to provide any notice, advance or otherwise, with regard to this termination;

24. that all the terms and conditions in the original Provisioning Agreement, other than those modified herein, shall remain in full force and effect until October 23rd, 2005.

By signing below, the parties agree to this Letter Agreement's terms effective July 25th, 2005. This Agreement may be executed in counterparts and a facsimile copy bearing the signature of a party shall be the same for all purposes as an original.

ACCEPTED AND AGREED TO:

Call Compliance, Inc.               eMeritus Communications/Vartec TeleCom, Inc.


BY: __________________________      BY: ______________________________
    Barry M. Brookstein                 Michael Colvin

October 19th, 2005

Mr. Michael J. Colvin
eMeritus Communications Inc.
2440 Marsh Lane
Carrollton, TX 75006

                 LETTER AGREEMENT: EXTENSION OF TERMINATION DATE

Dear Mike:

By letter dated March 9th, 2004, Call Compliance, Inc. (CCI) and eMeritus Communications (eMeritus) extended the termination date of their September 17th, 1998 TeleBlock(R) provisioning agreement (the "Provisioning Agreement.") By the terms of the March 9th, 2004 Letter Agreement, the termination date of the Provisioning Agreement was extended from March 13th, 2004 to May 12th, 2004. Subsequent Letter Agreements extended this termination date to October 23rd, 2005.

In consideration of the continued good faith negotiations under way between CCI and eMeritus and the mutual promises made by CCI and eMeritus to continue to work in good faith to enter into a new TeleBlock(R) provisioning agreement, and subject to the Addendum A attached to the Extension Agreement dated March 27th, 2005, CCI and eMeritus hereby agree:

25. that the current October 23rd, 2005 termination date of the Provisioning Agreement shall be extended to December 22nd, 2005;

26. that the compensation schedule outlined in the March 9th, 2004 Letter Agreement shall remain in full force and effect until December 22nd, 2005;

27. that the extension agreed to herein with regard to the Provisioning Agreement shall automatically expire on December 22nd, 2005, and that neither party shall be required to provide any notice, advance or otherwise, with regard to this termination;

28. that all the terms and conditions in the original Provisioning Agreement, other than those modified herein, shall remain in full force and effect until December 22nd, 2005.

By signing below, the parties agree to this Letter Agreement's terms effective October 19, 2005. This Agreement may be executed in counterparts and a facsimile copy bearing the signature of a party shall be the same for all purposes as an original.

ACCEPTED AND AGREED TO:

Call Compliance, Inc.               eMeritus Communications/VarTec TeleCom, Inc.


BY: _________________________       BY: ______________________________
    Barry M. Brookstein                 Michael Colvin